SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2018 (January 31, 2018)

MoneyOnMobile, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Copy to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Ference Kesner LLP
1185 Avenue of the Americas, 37th Fl.New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into Material Definitive Agreement.
Item 3.02    Unregistered Sales of Equity Securities.

Between 2010 and 2015, MoneyOnMobile, Inc. (the “Company”) issued to certain investors (each, the “Investor”, and collectively, the “Investors”) various secured subordinated promissory notes (the “Notes”). On January 31, 2018, the Company entered into and closed a series of Securities Exchange Agreements (“Exchange Agreements”) with each of the Investors to exchange an aggregate outstanding principal amount under the Notes equal to $3,032,971 and aggregate accrued interest of $744,630 under the Notes. Pursuant to the Exchange Agreement, the Company issued to the Investors an aggregate of 3,778 shares of the Company’s Series G Convertible Preferred Stock (“Series G Preferred). The rights and preferences of the Series G Preferred were described in in the Company’s Current Report on Form 8-K filed on December 22, 2017, which description is incorporated herein by reference to such Current Report and exhibits thereto. Pursuant to the Exchange Agreement, the unpaid balance of $3,032,971 and accrued interests of $744,630 of the Notes were canceled.

None of the 3,778 shares of Series G Preferred are registered under the Securities Act, or the securities laws of any state, and they were issued or will be issued, as applicable, in reliance on the exemption from registration afforded by Section 3(a)(9) and 4(a)(2) of the Securities Act.

The foregoing descriptions of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full texts of the Exchange Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Securities Exchange Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

Date: February 2, 2018	By:	/s/ Scott S. Arey
Scott S. Arey Chief Financial Officer

Exhibits

Exhibit No.	Description
10.1	Securities Exchange Agreement